UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 15, 2007
Bluegreen Corporation
(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-19292	03-0300793
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

4960 Conference Way North, Suite 100, Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code):	(561) 912-8000
Not applicable

(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     Item 3.03 below is incorporated herein by reference.
     Reference is hereby made to the Current Reports on Form 8-K filed by Bluegreen Corporation (the “Company”) with the Securities and Exchange Commission on October 18, 2006 and May 24, 2007, in each case relating to the Stipulation and Order (the “Initial Stipulation”), dated as of October 16, 2006, by and between the Company and its directors and David A. Siegel, David A. Siegel Revocable Trust, and Central Florida Investments, Inc. (together, the “Siegel Shareholders”), and amended as of May 21, 2007 (as so amended, the “Stipulation”). Such Current Reports on Form 8-K are hereby incorporated by reference herein.
     The Company and the Siegel Shareholders have executed a Second Amendment to the Stipulation (the “Stipulation Amendment”). The Stipulation previously provided that the Siegel Shareholders were obligated to divest their shares of common stock, par value $.01 per share, of the Company (the “Common Stock”) by (1) October 16, 2007, with respect to the sale (after October 16, 2006) of 1,112,000 shares of Common Stock beneficially owned by the Siegel Shareholders, (2) October 16, 2008, with respect to the sale (after October 16, 2007) of 4,260,198 shares of Common Stock beneficially owned by the Siegel Shareholders, and (3) October 16, 2009, with respect to the sale (after October 16, 2008) of all of the remaining shares of Common Stock beneficially owned by the Siegel Shareholders. The Stipulation Amendment extends the first of these deadlines from October 16, 2007 to April 16, 2007. The Stipulation Amendment has no impact on the second or third of these deadlines or the number of shares of Common Stock required to be sold by the Siegel Shareholders.
     The foregoing description is qualified in its entirety by reference to the Initial Stipulation, the first amendment thereto, and the Stipulation Amendment, copies of which are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated by reference herein.
Item 3.03 Material Modification to Rights of Security Holders.
     Reference is hereby made to the Registration Statement on Form 8-A filed by the Company with the Securities and Exchange Commission on August 2, 2006, and the amendments thereto filed on October 18, 2006 and May 24, 2007, in each case relating to the Rights Agreement by and between the Company and Mellon Shareholder Services LLC, as Rights Agent (the “Rights Agent”), dated as of July 27, 2006 (the “Initial Rights Agreement”), and amended as of October 16, 2006 and further amended as of May 21, 2007 (as so amended, the “Rights Agreement”). Such Registration Statement on Form 8-A, as amended, is hereby incorporated by reference herein.
     The Company and the Rights Agent have executed a Third Amendment to the Rights Agreement (the “Rights Agreement Amendment”), which provides that the Siegel Shareholders can avoid becoming Acquiring Persons by complying with the divestiture deadlines set forth in the Stipulation Amendment.
     The foregoing description is qualified in its entirety by reference to the Initial Rights Agreement, the first and second amendments thereto, and the Rights Agreement Amendment, copies of which are attached hereto as Exhibits 4.1, 99.4, 99.5 and 99.6, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits. The following exhibits are filed as part of this report:

4.1
Rights Agreement, dated as of July 27, 2006, by and between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent (incorporated herein by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 2, 2006).

99.1
Stipulation and Order, dated as of October 16, 2006, by and between Bluegreen Corporation and its directors and David A. Siegel, David A. Siegel Revocable Trust, and Central Florida Investments, Inc. (incorporated herein by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 18, 2006).

99.2
Amendment to Stipulation and Order, dated as of May 21, 2007, by and between Bluegreen Corporation and its directors and David A. Siegel, David A. Siegel Revocable Trust, and Central Florida Investments, Inc. (incorporated herein by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 24, 2007).

99.3
Second Amendment to Stipulation and Order, dated as of October 15, 2007, by and between Bluegreen Corporation and its directors and David A. Siegel, David A. Siegel Revocable Trust, and Central Florida Investments, Inc.

99.4
Amendment to Rights Agreement, dated as of October 16, 2006, by and between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent (incorporated herein by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 18, 2006).

99.5
Second Amendment to Rights Agreement, dated as of May 21, 2007, by and between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent (incorporated herein by reference to Exhibit 99.4 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 24, 2007).

99.6	Third Amendment to Rights Agreement, dated as of October 15, 2007, by and between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 15, 2007

BLUEGREEN CORPORATION
By:	/s/ John M. Maloney, Jr.
	Name:	John M. Maloney, Jr.
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
4.1
Rights Agreement, dated as of July 27, 2006, between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent (incorporated herein by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 2, 2006).

99.1
Stipulation and Order, dated as of October 16, 2006, by and between Bluegreen Corporation and its directors and David A. Siegel, David A. Siegel Revocable Trust, and Central Florida Investments, Inc. (incorporated herein by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 18, 2006).

99.2
Amendment to Stipulation and Order, dated as of May 21, 2007, by and between Bluegreen Corporation and its directors and David A. Siegel, David A. Siegel Revocable Trust, and Central Florida Investments, Inc. (incorporated herein by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 24, 2007).

99.3
Second Amendment to Stipulation and Order, dated as of October 15, 2007, by and between Bluegreen Corporation and its directors and David A. Siegel, David A. Siegel Revocable Trust, and Central Florida Investments, Inc.

99.4
Amendment to Rights Agreement, dated as of October 16, 2006, by and between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent (incorporated herein by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 18, 2006).

99.5
Second Amendment to Rights Agreement, dated as of May 21, 2007, by and between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent (incorporated herein by reference to Exhibit 99.4 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 24, 2007).

99.6	Third Amendment to Rights Agreement, dated as of October 15, 2007, by and between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent.

5